UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4007
Legg Mason Partners Trust II
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: October 31
Date of reporting period: October 31, 2006
ITEM 1. REPORT TO STOCKHOLDERS.
     The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT OCTOBER 31, 2006	Legg Mason Partners Capital Preservation Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Capital Preservation Fund

   Annual Report • October 31, 2006
What’s
Inside

Fund Objective

The objective of the Fund during the Guarantee Period is to seek some capital growth while preserving principal. During the Post Guarantee Period, the Fund expects to seek long-term growth of capital.

Letter from the Chairman	I

Fund Overview	1

Fund at a Glance	5

Fund Expenses	6

Fund Performance	8

Historical Performance	9

Schedule of Investments	10

Statement of Assets and Liabilities	15

Statement of Operations	16

Statements of Changes in Net Assets	17

Financial Highlights	18

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	35

Board Approval of Management and Subadvisory Agreements	36

Additional Information	39

Important Tax Information	47

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)[i] increased a modest 1.7% during the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. The economy then took a step backwards in the second quarter 2006, as GDP growth was 2.6% according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.
For the 12-month period ended October 31, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 16.33%. For much of the period, stock prices moved in fits and starts due to continued interest rate hikes, high oil prices and inflationary pressures. However, toward the end of the period, several of these overhangs were removed, as the Fed paused from tightening rates and, after peaking at $78 a barrel in mid-July, subsequently oil prices fell 15% in the latter part of the third quarter.[v]
Legg Mason Partners Capital Preservation Fund      I

Both short- and long-term yields rose over the reporting period. However, after peaking in late June — with two and 10-year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices declined. Overall, during the 12 months ended October 31, 2006, two-year Treasury yields increased from 4.40% to 4.71%. Over the same period, 10-year Treasury yields moved from 4.57% to 4.61%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,vi returned 5.19%.
Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup Inc.’s asset management business, Legg Mason, Inc. (“Legg Mason”) recommended various Fund actions in order to streamline product offerings, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly CAM North America, LLC, and Batterymarch Financial Management, Inc. (“Batterymarch”), became the Fund’s subadvisers. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA, ClearBridge, and Batterymarch are wholly-owned subsidiaries of Legg Mason.
II     Legg Mason Partners Capital Preservation Fund

The Fund was formerly known as Smith Barney Capital Preservation Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.
Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer
December 13, 2006
Legg Mason Partners Capital Preservation Fund      III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	Source: The Wall Street Journal, 9/29/06.

vi	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
IV     Legg Mason Partners Capital Preservation Fund

Fund Overview
Q. What were the overall market conditions during the Fund’s reporting period?
A. Over the Fund’s reporting period, the U.S. equity market was driven by strong corporate profits, a rise in crude oil and commodity prices, a cooling housing market, a pause and possible end to increases in interest rates by the Federal Reserve Board (“Fed”)i, and the continued tensions in global hot spots such as Iraq, Israel, Iran, and North Korea.
   According to First Call, S&P operating earnings grew 19% over the reporting period, from $77 (seasonally adjusted annual rate) in the third quarter of 2005 to an estimated $91 in the third quarter of 2006. Oil prices climbed steadily from October 2005 through July 2006, as a result of continued tension in the Middle East, increased global demand, especially from China and India, and worry of a nuclear capable Iran. From a starting point of just under $60 on October 31 2005, the price of oil hit a peak of $78.40 a barrel on July 14, 2006, and then fell sharply later in the quarter.ii
   Over the reporting period, the housing sector cooled. According to the National Association of Realtors, the median price of a new single family home fell 9.7% year-over-year in September 2006, the lowest reading since December 1970. The median price of an existing single family home fell 2.5% year-over-year in September, the largest percentage decline since the series began in 1968. Since the start of 2005, the inventory of unsold new homes has climbed 29%, while the stock of unsold existing homes is up 82%.
   The war in Iraq continued, with U.S. casualties passing the 2700 mark, as the president continued to “stay the course” while remaining under pressure from Democrats for an exit strategy. The war has continued to put a strain on international relations and domestic spending. Nuclear tests in North Korea and a possible nuclear Iran have added to global insecurity.
   In the bond markets, the Fed finally put a pause to its “measured pace” of increase in the targeted federal funds rateiii, as core inflation remained tame and productivity grew slowly. The Fed had raised the short-term rates a quarter point at each of its meetings for two years, starting in June of 2004 at 1.25% and finishing at their June 2006 meeting at 5.25%. The yield curveiv inverted after the Fed pause, as two year treasury yields were higher than their 10-year counterparts.
   The equity market was up for the period, increasing steadily throughout the year, with the exception of a summer correction temporarily detracting from results. All told, the S&P 500 Indexv returned 16.33% during the 12-month period ended October 31, 2006.
   The U.S. Treasury zero-coupon bond scheduled to mature on May 15, 2007 had a yield of 4.32% on October 31, 2005. This bond best reflects the duration of the Fund at the end of the guarantee period. Its yield increased slightly throughout the year, finishing at 5.04% on October 31, 2006.
Performance Review
For the 12 months ended October 31, 2006, Class A shares of the Legg Mason Partners Capital Preservation Fund, excluding sales charges, returned 2.9%. These shares underperformed the Fund’s unmanaged benchmarks, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Indexvi which returned 16.33% and 5.19%, respectively
Legg Mason Partners Capital Preservation Fund 2006 Annual Report      1

for the same period. The Lipper Mixed-Asset Target Allocation Conservative Funds Category Average1 increased 7.62% over the same time frame.

Performance Snapshot as of October 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

Capital Preservation Fund — Class A Shares	1.73%	2.90%

S&P 500 Index	6.10%	16.33%

Lehman Brothers U.S. Aggregate Index	4.60%	5.19%

Lipper Mixed-Asset Target Allocation Conservation Funds Category Average	3.35%	7.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Excluding sales charges, Class B shares returned 1.28% and Class C shares returned 1.37% over the six months ended October 31, 2006. Excluding sales charges, Class A shares returned 2.90%, Class B shares returned 2.11% and Class C shares returned 2.19% over the twelve months ended October 31, 2006. All share returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 357 funds for the six-month period and among the 333 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.
Q. What were the most significant factors affecting Fund performance?
The performance of the Fund was primarily influenced by shifting allocations between stocks and bonds. The asset allocation in the Fund is a function of the magnitude and amplitude of equity and bond market returns. As a general rule of thumb, the Fund’s equity allocation moves higher when stock prices rise and bond prices fall, and vice versa.
   The increase in the stock market and slight increase in Treasury yields, along with the Fund’s focus on principal protection, kept its equity allocation between 9% and 15% during the reporting period. The Fund’s equity allocation as of October 31, 2006 was 11.7%.
   On the fixed income side, zero-coupon U.S. Treasury strips, duration matched to the end of the guarantee period of the Fund, were purchased. These instruments have negligible credit, duration, and coupon re-investment risk. These extremely low risk instruments are used in the fixed income portion of the Fund, so that the majority of the Fund’s risk exposure is related to its active equity portion. The Fund’s primary fixed income instrument, the Principal-Only Treasury Strip scheduled to mature on May 15, 2007, returned 3.9% over the period.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 333 funds in the Fund’s Lipper category, and excluding sales charges.
2     Legg Mason Partners Capital Preservation Fund 2006 Annual Report

   What were the leading contributors to performance?

A. On an individual stock basis, the biggest contributors to Fund performance were Forest City Enterprises, Inc., Merrill Lynch & Co., Inc., and Berkshire Hathaway Inc.
   What were the leading detractors from performance?

A. The leading detractors from performance for the equity portion of the Fund included Genentech, Inc., Juniper Networks, Inc., and Dell Inc.
Q. Were there any significant changes to the Fund during the reporting period?
A. There were no significant changes made to the Fund during the reporting period.
   Thank you for your investment in the Legg Mason Partners Capital Preservation Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Batterymarch Financial Management Inc. (fixed income portion)
ClearBridge Advisors, LLC (equity portion)
November 29, 2006
Legg Mason Partners Capital Preservation Fund 2006 Annual Report      3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of October 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: U.S. Treasury STRIPS, 0.000% due 5/15/07 (88.2%), EnCana Corp. (0.4%), Genentech, Inc. (0.4%), Berkshire Hathaway Inc., Class A Shares (0.3%), Merrill Lynch & Co. (0.3%), American Express Co. (0.3%), Amgen, Inc. (0.3%), Amazon.Com, Inc. (0.2%), Morgan Stanley (0.2%) and Duke Energy Corp. (0.2%). Please refer to pages 10 through 14 for a list and percentage breakdown of the fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2006 were: U.S. Government & Agency Obligations (88.2%), Consumer Discretionary (1.2%), Consumer Staples (1.2%), Energy (1.0%) and Financials (2.2%). The Fund’s portfolio composition is subject to change at any time.
RISKS: On October 31, 2006, the Fund’s assets were largely invested in fixed income securities, and as a result, the Fund may not be able to increase significantly its equity component even if interest rates go up and/or the equity markets improve. Use of the fixed income component during the Guarantee Period reduces the Fund’s ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. If the value of the stock component were to decline substantially during the Guarantee Period or upon the occurrence of certain non-market-related events, the Fund may be completely and irreversibly 100% reallocated to fixed income. The terms of a Financial Guarantee Agreement executed in connection with the Guarantee impose certain limitations on the manner in which the Fund may be managed during the Guarantee Period. The Financial Guarantee Agreement could limit the manager’s ability to alter the management of the Fund during the Guarantee Period in response to changing market conditions. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Please see the Fund’s prospectus for more information on these and other risks.
When you hold your investment until the end of the five-year Guarantee Period, on the Guarantee Maturity Date your account will be worth no less than your account value at the end of the Offering Period, reduced to reflect any redemptions, dividends and distributions received in cash and certain fund expenses, such as taxes and extraordinary expenses. If you choose to redeem your investment on any day other than the Guarantee Maturity Date, your shares will be redeemed at the current NAV and the amount returned could be less than that invested. The guarantee is based on your account value the business day before the Guarantee Period and does not apply to any earnings realized during the Guarantee Period. As with the sale of any securities, a taxable event may occur if the Fund liquidates securities for asset allocation purposes or at the end of the Guarantee Period. Please keep in mind that the Fund’s NAV will fluctuate. After the Guarantee Period ends, your investment will no longer be protected by the guarantee and will be subject to possible loss of principal. Any exchange into another fund will constitute a taxable event. Fund allocations may change at any time.
All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	Source: The Wall Street Journal, 9/29/06.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

vi	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
4     Legg Mason Partners Capital Preservation Fund 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown
Legg Mason Partners Capital Preservation Fund 2006 Annual Report      5

Fund Expenses (unaudited)
Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
   This example is based on an investment of $1,000 invested on May 1, 2006 and held for the six months ended October 31, 2006.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	1.73%	$1,000.00	$1,017.30	1.89%	$9.61

Class B	1.28	1,000.00	1,012.80	2.64	13.39

Class C	1.37	1,000.00	1,013.70	2.63	13.35

(1)	For the six months ended October 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
6     Legg Mason Partners Capital Preservation Fund 2006 Annual Report

Fund Expenses (unaudited) (continued)
Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,015.68	1.89%	$9.60

Class B	5.00	1,000.00	1,011.90	2.64	13.39

Class C	5.00	1,000.00	1,011.95	2.63	13.34

(1)	For the six months ended October 31, 2006.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
Legg Mason Partners Capital Preservation Fund 2006 Annual Report      7

Fund Performance

Average Annual Total Returns (1) (unaudited)

	Without Sales Charges(2)

	Class A	Class B	Class C

Twelve Months Ended 10/31/06	2.90%	2.11%	2.19%

Inception* through 10/31/06	1.27	0.52	0.54

	With Sales Charges(3)

	Class A	Class B	Class C

Twelve Months Ended 10/31/06	(2.20)%	(2.89)%	1.19%

Inception* through 10/31/06	0.14	0.31	0.54

Cumulative Total Returns (1) (unaudited)

Without Sales Charges(2)

Class A (Inception* through 10/31/06)	5.96%

Class B (Inception* through 10/31/06)	2.42

Class C (Inception* through 10/31/06)	2.49

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within the one year of purchase payment.

*	Inception date for Class A, B and C shares is April 3, 2002.
8     Legg Mason Partners Capital Preservation Fund 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Capital Preservation Fund vs. S&P 500 Index and Lehman Brothers U.S. Aggregate Bond Index† (April 2002 – October 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares at inception on April 3, 2002, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares. It also assumes reinvestment of distributions including return of capital, if any, through October 31, 2006. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Lehman Brothers U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index. The performance for the Lehman Brothers U.S. Aggregate Bond Index begins on March 31, 2002.

*	Benchmark return beginning March 31, 2002.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
Legg Mason Partners Capital Preservation Fund 2006 Annual Report      9

Schedule of Investments (October 31, 2006)
LEGG MASON PARTNERS CAPITAL PRESERVATION FUND

Face
Amount	Security	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 88.2%
U.S. Government Obligations — 88.2%
	U.S. Treasury STRIPS:
$226,726,000	Zero coupon bond to yield 5.068% due 5/15/07(a)	$220,713,680
1,358	Zero coupon bond to yield 4.989% due 8/15/07	1,306

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $222,046,411)	220,714,986

Shares

COMMON STOCKS — 10.6%
CONSUMER DISCRETIONARY — 1.2%
Hotels, Restaurants & Leisure — 0.1%
4,798	McDonald’s Corp.	201,132

Internet & Catalog Retail — 0.3%
15,535	Amazon.com Inc.*	591,728
3,851	IAC/ InterActiveCorp.*	119,304

	Total Internet & Catalog Retail	711,032

Media — 0.7%
4,670	Comcast Corp., Special Class A Shares*	189,042
3,736	Gannett Co. Inc.	220,947
29,307	Time Warner Inc.	586,433
2,854	Viacom Inc., Class B Shares*	111,078
20,290	Walt Disney Co.	638,323

	Total Media	1,745,823

Specialty Retail — 0.1%
8,512	Home Depot Inc.	317,753

	TOTAL CONSUMER DISCRETIONARY	2,975,740

CONSUMER STAPLES — 1.2%
Beverages — 0.3%
8,417	Coca-Cola Co.	393,242
4,142	PepsiCo Inc.	262,769

	Total Beverages	656,011

Food & Staples Retailing — 0.3%
3,255	Costco Wholesale Corp.	173,752
9,898	Wal-Mart Stores Inc.	487,773
3,335	Walgreen Co.	145,673

	Total Food & Staples Retailing	807,198

See Notes to Financial Statements.
10     Legg Mason Partners Capital Preservation Fund 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

Food Products — 0.3%
2,924	General Mills Inc.	$166,142
3,781	Hershey Co.	200,053
4,271	Kraft Foods Inc., Class A Shares	146,922
5,947	Wm. Wrigley Jr. Co.	308,946

	Total Food Products	822,063

Household Products — 0.3%
3,374	Kimberly-Clark Corp.	224,439
8,313	Procter & Gamble Co.	526,961

	Total Household Products	751,400

	TOTAL CONSUMER STAPLES	3,036,672

ENERGY — 1.0%
Energy Equipment & Services — 0.1%
3,960	Schlumberger Ltd.	249,797

Oil, Gas & Consumable Fuels — 0.9%
3,097	BP PLC, ADR	207,809
1,712	Canadian Natural Resources Ltd.	89,281
5,835	Chevron Corp.	392,112
3,424	ConocoPhillips	206,262
21,734	EnCana Corp.	1,032,147
3,967	Exxon Mobil Corp.	283,323

	Total Oil, Gas & Consumable Fuels	2,210,934

	TOTAL ENERGY	2,460,731

FINANCIALS — 2.2%
Capital Markets — 0.5%
8,944	Merrill Lynch & Co. Inc.	781,885
7,275	Morgan Stanley	556,028

	Total Capital Markets	1,337,913

Commercial Banks — 0.1%
5,317	Wells Fargo & Co.	192,954

Consumer Finance — 0.3%
13,083	American Express Co.	756,328

Diversified Financial Services — 0.1%
4,199	Bank of America Corp.	226,200

Insurance — 1.0%
7,590	American International Group Inc.	509,820
12	Berkshire Hathaway Inc., Class A Shares*	1,265,700
3,382	Chubb Corp.	179,753
10,403	St. Paul Travelers Cos. Inc.	531,906

	Total Insurance	2,487,179

See Notes to Financial Statements.
Legg Mason Partners Capital Preservation Fund 2006 Annual Report      11

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

Real Estate Management & Development — 0.2%
9,843	Forest City Enterprises Inc., Class A Shares	$540,381

	TOTAL FINANCIALS	5,540,955

HEALTH CARE — 1.4%
Biotechnology — 0.8%
8,659	Amgen Inc.*	657,305
8,722	Biogen Idec Inc.*	415,167
11,922	Genentech Inc.*	993,103

	Total Biotechnology	2,065,575

Health Care Equipment & Supplies — 0.1%
4,837	Medtronic Inc.	235,465

Pharmaceuticals — 0.5%
1,141	Eli Lilly & Co.	63,907
5,714	Johnson & Johnson	385,124
25,091	Pfizer Inc.	668,675
3,463	Wyeth	176,717

	Total Pharmaceuticals	1,294,423

	TOTAL HEALTH CARE	3,595,463

INDUSTRIALS — 1.0%
Aerospace & Defense — 0.1%
910	Boeing Co.	72,673
3,527	United Technologies Corp.	231,794

	Total Aerospace & Defense	304,467

Air Freight & Logistics — 0.2%
4,832	United Parcel Service Inc., Class B Shares	364,091

Commercial Services & Supplies — 0.1%
9,090	Waste Management Inc.	340,693

Industrial Conglomerates — 0.5%
5,193	3M Co.	409,416
18,699	General Electric Co.	656,522
5,679	Tyco International Ltd.	167,133

	Total Industrial Conglomerates	1,233,071

Road & Rail — 0.1%
5,871	Florida East Coast Industries Inc.	350,792

	TOTAL INDUSTRIALS	2,593,114

See Notes to Financial Statements.
12     Legg Mason Partners Capital Preservation Fund 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

INFORMATION TECHNOLOGY — 1.8%
Communications Equipment — 0.6%
17,443	Cisco Systems Inc.*	$420,899
14,580	Juniper Networks Inc.*	251,068
23,205	Motorola Inc.	535,107
5,171	QUALCOMM Inc.	188,173

	Total Communications Equipment	1,395,247

Computers & Peripherals — 0.1%
2,550	International Business Machines Corp.	235,442

Internet Software & Services — 0.3%
4,160	Akamai Technologies Inc.*	194,937
5,814	eBay Inc.*	186,804
14,908	Yahoo! Inc.*	392,677

	Total Internet Software & Services	774,418

IT Services — 0.1%
3,539	Automatic Data Processing Inc.	174,968

Semiconductors & Semiconductor Equipment — 0.3%
17,402	Intel Corp.	371,359
15,884	Texas Instruments Inc.	479,379

	Total Semiconductors & Semiconductor Equipment	850,738

Software — 0.4%
6,132	Electronic Arts Inc.*	324,322
18,795	Microsoft Corp.	539,604
6,337	Red Hat Inc.*	103,800

	Total Software	967,726

	TOTAL INFORMATION TECHNOLOGY	4,398,539

MATERIALS — 0.3%
Chemicals — 0.2%
5,874	E.I. du Pont de Nemours & Co.	269,029
2,996	PPG Industries Inc.	204,927

	Total Chemicals	473,956

Paper & Forest Products — 0.1%
2,601	Weyerhaeuser Co.	165,397

	TOTAL MATERIALS	639,353

TELECOMMUNICATION SERVICES — 0.2%
Diversified Telecommunication Services — 0.2%
6,801	AT&T Inc.	232,934
6,618	Verizon Communications Inc.	244,866

	TOTAL TELECOMMUNICATION SERVICES	477,800

See Notes to Financial Statements.
Legg Mason Partners Capital Preservation Fund 2006 Annual Report      13

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

UTILITIES — 0.3%
Electric Utilities — 0.2%
17,269	Duke Energy Corp.	$546,391

Multi-Utilities — 0.1%
4,511	Ameren Corp.	244,045

	TOTAL UTILITIES	790,436

	TOTAL COMMON STOCKS (Cost — $23,372,034)	26,508,803

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $245,418,445)	247,223,789

Face
Amount

SHORT-TERM INVESTMENTS — 1.6%
U.S. Government Obligation — 0.1%
$240,000	U.S. Treasury Bills, 4.909% due 12/14/06 (Cost — $238,633)(a)(b)(c)	238,603

Repurchase Agreement — 1.5%
3,762,000	State Street Bank & Trust Co., dated 10/31/06, 4.820% due 11/1/06; Proceeds at maturity — $3,762,504; (Fully collateralized by U.S. Treasury Bond, 8.125% due 8/15/21; Market value — $3,839,080) (Cost — $3,762,000)	3,762,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $4,000,633)	4,000,603

	TOTAL INVESTMENTS — 100.4% (Cost — $249,419,078#)	251,224,392
	Liabilities in Excess of Other Assets — (0.4)%	(1,016,479)

	TOTAL NET ASSETS — 100.0%	$250,207,913

*	Non-income producing security.

(a)	A portion of this security is segregated for open futures contracts.

(b)	A portion of this security is held at the broker as collateral for open futures contracts.

(c)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $249,566,795.

Abbreviations used in this schedule:

ADR	— American Depositary Receipt
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.
14     Legg Mason Partners Capital Preservation Fund 2006 Annual Report

Statement of Assets and Liabilities (October 31, 2006)

ASSETS:
Investments, at value (Cost — $249,419,078)	$251,224,392
Cash	2,531
Receivable for securities sold	101,998
Dividends and interest receivable	13,346

Total Assets	251,342,267

LIABILITIES:
Payable for Fund shares repurchased	570,830
Distribution fees payable	195,034
Guarantee fee payable	161,962
Investment management fee payable	68,973
Trustees’ fees payable	10,528
Accrued expenses	127,027

Total Liabilities	1,134,354

Total Net Assets	$250,207,913

NET ASSETS:
Par value (Note 7)	$226
Paid-in capital in excess of par value	266,182,363
Undistributed net investment income	2,277,634
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(20,163,132)
Net unrealized appreciation on investments and futures contracts	1,910,822

Total Net Assets	$250,207,913

Shares Outstanding:
Class A	2,917,934

Class B	17,800,249

Class C	1,858,984

Net Asset Value:
Class A (and redemption price)	$11.15

Class B*	$11.07

Class C*	$11.08

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$11.74	**

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% (sliding scale) and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

**	Based upon a single purchase of less than $25,000.

See Notes to Financial Statements.
Legg Mason Partners Capital Preservation Fund 2006 Annual Report      15

Statement of Operations (For the year ended October 31, 2006)

INVESTMENT INCOME:
Interest	$10,748,746
Dividends	494,954
Less: Foreign taxes withheld	(1,735)

Total Investment Income	11,241,965

EXPENSES:
Distribution fees (Notes 2 and 4)	2,720,690
Investment management fee (Note 2)	2,259,429
Guarantee fees (Note 6)	2,259,429
Transfer agent fees (Notes 2 and 4)	166,437
Legal fees	90,352
Shareholder reports (Note 4)	80,558
Audit and tax	37,500
Proxy fees	27,266
Trustees’ fees	24,255
Custody fees	19,063
Insurance	11,649
Registration fees	118
Miscellaneous expenses	6,804

Total Expenses	7,703,550
Less: Fee waivers and/or expense reimbursements (Notes 2 and 9)	(180,304)

Net Expenses	7,523,246

Net Investment Income	3,718,719

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	3,921,060
Futures contracts	118,897
Foreign currency transactions	18

Net Realized Gain	4,039,975

Change in Net Unrealized Appreciation/ Depreciation From:
Investments	(1,415,783)
Futures contracts	103,441
Foreign currencies	2

Change in Net Unrealized Appreciation/ Depreciation	(1,312,340)

Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	2,727,635

Increase in Net Assets From Operations	$6,446,354

See Notes to Financial Statements.
16     Legg Mason Partners Capital Preservation Fund 2006 Annual Report

Statements of Changes in Net Assets (For the years ended October 31,)

	2006	2005

OPERATIONS:
Net investment income	$3,718,719	$6,449,980
Net realized gain	4,039,975	10,274,157
Change in net unrealized appreciation/depreciation	(1,312,340)	(20,540,585)

Increase (Decrease) in Net Assets From Operations	6,446,354	(3,816,448)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(6,300,019)	(6,901,043)

Decrease in Net Assets From Distributions to Shareholders	(6,300,019)	(6,901,043)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	293,087	210,263
Reinvestment of distributions	5,929,173	6,501,860
Cost of shares repurchased	(121,165,915)	(157,188,658)

Decrease in Net Assets From Fund Share Transactions	(114,943,655)	(150,476,535)

Decrease in Net Assets	(114,797,320)	(161,194,026)
NET ASSETS:
Beginning of year	365,005,233	526,199,259

End of year*	$250,207,913	$365,005,233

* Includes undistributed net investment income of:	$2,277,634	$4,831,650

See Notes to Financial Statements.
Legg Mason Partners Capital Preservation Fund 2006 Annual Report      17

Financial Highlights
For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares(1)	2006	2005	2004	2003	2002(2)

Net Asset Value, Beginning of Year	$11.11	$11.35	$11.50	$11.38	$11.40

Income (Loss) From Operations:
Net investment income	0.21	0.24	0.21	0.22	0.10
Net realized and unrealized gain (loss)	0.11	(0.25)	(0.12)	0.04	(0.11)

Total Income (Loss) From Operations	0.32	(0.01)	0.09	0.26	(0.01)

Less Distributions From:
Net investment income	(0.28)	(0.23)	(0.24)	(0.14)	(0.01)

Total Distributions	(0.28)	(0.23)	(0.24)	(0.14)	(0.01)

Net Asset Value, End of Year	$11.15	$11.11	$11.35	$11.50	$11.38

Total Return(3)	2.90%	(0.11)%	0.82%	2.34%	(0.09)%

Net Assets, End of Year (000s)	$32,537	$47,344	$64,546	$84,831	$116,466

Ratios to Average Net Assets:
Gross expenses	1.91%	1.87%	1.89%	1.93%	1.97	%(4)
Net expenses(5)	1.87 (6)	1.69 (6)	1.88 (6)	1.93	1.82	(4)(6)
Net investment income	1.87	2.12	1.83	1.94	1.59	(4)

Portfolio Turnover Rate	3%	4%	2%	13%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period April 3, 2002 (inception date) to October 31, 2002.

(3)	Performance figures may reflect waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 1.95%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.
18     Legg Mason Partners Capital Preservation Fund 2006 Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares(1)	2006	2005	2004	2003	2002(2)

Net Asset Value, Beginning of Year	$11.03	$11.27	$11.41	$11.34	$11.40

Income (Loss) From Operations:
Net investment income	0.13	0.15	0.12	0.14	0.06
Net realized and unrealized gain (loss)	0.10	(0.25)	(0.10)	0.03	(0.11)

Total Income (Loss) From Operations	0.23	(0.10)	0.02	0.17	(0.05)

Less Distributions From:
Net investment income	(0.19)	(0.14)	(0.16)	(0.10)	(0.01)

Total Distributions	(0.19)	(0.14)	(0.16)	(0.10)	(0.01)

Net Asset Value, End of Year	$11.07	$11.03	$11.27	$11.41	$11.34

Total Return(3)	2.11%	(0.87)%	0.15%	1.52%	(0.48)%

Net Assets, End of Year (000s)	$197,083	$283,044	$403,316	$524,947	$605,061

Ratios to Average Net Assets:
Gross expenses	2.66%	2.62%	2.64%	2.68%	2.66	%(4)
Net expenses(5)	2.60 (6)	2.45 (6)	2.63 (6)	2.68	2.52	(4)(6)
Net investment income	1.14	1.37	1.08	1.19	0.87	(4)

Portfolio Turnover Rate	3%	4%	2%	13%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period April 3, 2002 (inception date) to October 31, 2002.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 2.70%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.
Legg Mason Partners Capital Preservation Fund 2006 Annual Report      19

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)	2006	2005	2004	2003	2002(2)

Net Asset Value, Beginning of Year	$11.03	$11.27	$11.42	$11.34	$11.40

Income (Loss) From Operations:
Net investment income	0.13	0.15	0.12	0.14	0.06
Net realized and unrealized gain (loss)	0.11	(0.25)	(0.11)	0.04	(0.11)

Total Income (Loss) From Operations	0.24	(0.10)	0.01	0.18	(0.05)

Less Distributions From:
Net investment income	(0.19)	(0.14)	(0.16)	(0.10)	(0.01)

Total Distributions	(0.19)	(0.14)	(0.16)	(0.10)	(0.01)

Net Asset Value, End of Year	$11.08	$11.03	$11.27	$11.42	$11.34

Total Return(3)	2.19%	(0.87)%	0.06%	1.60%	(0.48)%

Net Assets, End of Year (000s)	$20,588	$34,617	$58,337	$100,359	$150,586

Ratios to Average Net Assets:
Gross expenses	2.65%	2.62%	2.64%	2.68%	2.66	%(4)
Net expenses(5)	2.58 (6)	2.46 (6)	2.63 (6)	2.68	2.52	(4)(6)
Net investment income	1.16	1.36	1.07	1.19	0.87	(4)

Portfolio Turnover Rate	3%	4%	2%	13%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period April 3, 2002 (inception date) to October 31, 2002.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 2.70%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.
20     Legg Mason Partners Capital Preservation Fund 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Capital Preservation Fund (formerly known as Smith Barney Capital Preservation Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Trust II (formerly known as Smith Barney Trust II) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   (c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically as a substitution for buying or selling securities and as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

Legg Mason Partners Capital Preservation Fund 2006 Annual Report      21

Notes to Financial Statements (continued)
   The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
   (d) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped Securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.
   (e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (f) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.
   (g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

22     Legg Mason Partners Capital Preservation Fund 2006 Annual Report

Notes to Financial Statements (continued)
   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
   Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
   (h) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (i) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
   (j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
   (k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These

Legg Mason Partners Capital Preservation Fund 2006 Annual Report      23

Notes to Financial Statements (continued)
reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated Net	Paid-in
	Investment Income	Realized Loss	Capital

(a)	$27,266	—	$(27,266)

(b)	18	$(18)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.
   Prior to the Legg Mason transaction and continuing under the new investment management agreement, which became effective December 1, 2005, the Fund paid SBFM an investment management fee calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.
   Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, and Batterymarch Financial Management, Inc. (“Batterymarch”), became the Fund’s subadvisers. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA, ClearBridge and Batterymarch are wholly-owned subsidiaries of Legg Mason.
   LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays the subadvisers 70% of the net management fee that it receives from the Fund. This fee will be divided between the subadvisers, on a pro rata basis, based on the assets allocated to each subadviser, from time to time.
   During the year ended October 31, 2006, the Fund’s Class A, B and C shares had voluntary expense limitations in place of 1.95%, 2.70% and 2.70%, respectively.

24     Legg Mason Partners Capital Preservation Fund 2006 Annual Report

Notes to Financial Statements (continued)
   During the year ended October 31, 2006, SBFM and LMPFA waived a portion of its investment management fee in the amount of $100,490. In addition, during October 31, 2006, the Fund was reimbursed for expenses in the amount of $79,814.
   The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, acted as the Fund’s sub-transfer agents. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC and PSS were responsible for shareholder recordkeeping and financial processing for all shareholder accounts and were paid by CTB. For the period ended October 31, 2006, the Fund paid transfer agent fees of $149,763 to CTB.
   The Fund’s Board has appointed Citigroup Global Markets Inc. (“CGM”) and PFS Investments Inc. (“PFS”), both which are subsidiaries of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board also approved an amended and restated Rule 12b-1 Plan. CGM, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.
   There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.
   For the period ended October 31, 2006, LMIS and PFS, CGM and its affiliates did not receive sales charges from the Fund’s Class A shares. In addition, for the period ended October 31, 2006, CDSCs paid to LMIS and PFS, CGM and its affiliates were approximately:

Class B

CDSCs	$836,000

   During a special meeting in June 2006 the Fund’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which

Legg Mason Partners Capital Preservation Fund 2006 Annual Report      25

Notes to Financial Statements (continued)
Trustees elected in accordance with the Joint Proxy Statement (see Note 12) commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).
   On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Fund) will pay a pro rata share (based upon asset size) of such benefits. As of October 31, 2006, the Fund’s allocable share of benefits under this amendment are $8,028.
   Under the previous Retirement Plan (the “Plan”), all Trustees who were not “Interested Persons” of the Fund, within the meaning of the 1940 Act were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Fund or any of the investment companies associated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended Plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payments under the Plan.
   Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

		U.S. Government &
	Investments	Agency Obligations

Purchases	$7,535,556	$935

Sales	25,119,888	102,677,336

26     Legg Mason Partners Capital Preservation Fund 2006 Annual Report

Notes to Financial Statements (continued)
   At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,803,088
Gross unrealized depreciation	(2,145,491)

Net unrealized appreciation	$1,657,597

   At October 31, 2006, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain

Contracts to Buy:
S&P 500 Index	8	12/06	$2,660,892	$2,766,400	$105,508

4.	Class Specific Expenses
The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.
   For the year ended October 31, 2006, class specific expenses were as follows:

	Distribution	Transfer	Shareholder
	Fees	Agent Fees	Reports Expenses

Class A	$97,294	$25,222	$9,125
Class B	2,363,169	127,893	63,755
Class C	260,227	13,322	7,678

Total	$2,720,690	$166,437	$80,558

5.	Distributions to Shareholders by Class

	Year Ended	Year Ended
Net Investment Income	October 31, 2006	October 31, 2005

Class A	$1,095,763	$1,253,499
Class B	4,654,304	4,944,905
Class C	549,952	702,639

Total	$6,300,019	$6,901,043

Legg Mason Partners Capital Preservation Fund 2006 Annual Report      27

Notes to Financial Statements (continued)

6.	The Guarantee
Provided that all distributions received from the Fund have been reinvested and no shares have been redeemed by a shareholder, the Fund guarantees that on the Guarantee Maturity Date, as described in the prospectus, each shareholder will be entitled to redeem his or her shares for an amount no less than the value of that shareholder’s account as of the close of business on May 31, 2002, less certain expenses. The Fund’s guarantee is backed by an unconditional and irrevocable financial guarantee from Ambac Assurance Corporation (the “Guarantor”) pursuant to a financial guarantee insurance policy issued by the Guarantor for the benefit of the shareholders of the Fund. The Guarantor has earned triple-A ratings, the highest ratings available from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and Fitch Ratings Service. These ratings are an essential part of the Guarantor’s ability to provide credit enhancement. The Fund pays the Guarantor a fee equal to 0.75% of the average daily net assets of the Fund during the Guarantee Period for providing the financial guarantee insurance policy. The guarantee fees amounted to $2,259,429 for the year ended October 31, 2006. This fee is calculated daily and paid monthly. Please see the prospectus for more information relating to the guarantee arrangement.

7.	Shares of Beneficial Interest
At October 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

28     Legg Mason Partners Capital Preservation Fund 2006 Annual Report

Notes to Financial Statements (continued)
   Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	October 31, 2006		October 31, 2005

	Shares	Amount	Shares	Amount

Class A
Shares sold	26,708	$292,136	18,882	$209,875
Shares issued on reinvestment	97,499	1,063,715	109,545	1,219,232
Shares repurchased	(1,468,131)	(16,137,561)	(1,553,093)	(17,271,013)

Net Decrease	(1,343,924)	$(14,781,710)	(1,424,666)	$(15,841,906)

Class B
Shares sold	103	$945	15	$388
Shares issued on reinvestment	399,947	4,359,419	416,602	4,632,607
Shares repurchased	(8,270,596)	(90,508,979)	(10,541,676)	(116,710,489)

Net Decrease	(7,870,546)	$(86,148,615)	(10,125,059)	$(112,077,494)

Class C
Shares sold	—	$6	—	—
Shares issued on reinvestment	46,425	506,039	58,455	$650,021
Shares repurchased	(1,326,903)	(14,519,375)	(2,096,370)	(23,207,156)

Net Decrease	(1,280,478)	$(14,013,330)	(2,037,915)	$(22,557,135)

8.	Income Tax Information and Distributions to Shareholders
Subsequent to the fiscal year end, the Fund has made the following net investment income distributions:

Record Date
Payable Date	Class A	Class B	Class C

12/8/2006
12/9/2006	$0.215103	$0.131703	$0.131628

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2006	2005

Distributions paid from:
Ordinary Income	$6,300,019	$6,901,043

Legg Mason Partners Capital Preservation Fund 2006 Annual Report      29

Notes to Financial Statements (continued)
   As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,321,560

Capital loss carryforward*	$(19,909,907)
Other book/tax temporary differences(a)	(149,434)
Unrealized appreciation/(depreciation)(b)	1,763,105

Total accumulated earnings/(losses) — net	$(15,974,676)

*	During the taxable year ended October 31, 2006, the Fund utilized $3,914,379 of its capital loss carryforward available from prior years. As of October 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount

10/31/2010	$(19,909,907)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain future contracts and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or

30     Legg Mason Partners Capital Preservation Fund 2006 Annual Report

Notes to Financial Statements (continued)
liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Funds.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
   On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
   As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of

Legg Mason Partners Capital Preservation Fund 2006 Annual Report      31

Notes to Financial Statements (continued)
operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.
* * *
   Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
   On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.
   On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

32     Legg Mason Partners Capital Preservation Fund 2006 Annual Report

Notes to Financial Statements (continued)
   Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11.	Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

12.	Additional Shareholder Information
The Fund’s Board approved a number of initiatives designed to streamline and restructure the fund complex, and authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders have been asked to elect a new Board. If shareholder approval is obtained, these matters generally are expected to be implemented during the first half of 2007.
   As the date of this report, the fund’s manager is considering recommending to the fund’s board that the fund be liquidated at the end of the Guaranteed Period, even if a payment to the fund by Ambac is not needed. The decision whether to liquidate the fund would be made by the fund’s Board. If the fund is not liquidated, the Post Guarantee Period will commence immediately following the Guarantee Period.

13.	Recent Accounting Pronouncements
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective

Legg Mason Partners Capital Preservation Fund 2006 Annual Report      33

Notes to Financial Statements (continued)
information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.
* * *
   On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

34     Legg Mason Partners Capital Preservation Fund 2006 Annual Report

Report of Independent Registered Public Accounting Firm
The Board of Trustees and Shareholders
Legg Mason Partners Trust II:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Capital Preservation Fund (formerly Smith Barney Capital Preservation Fund), a series of Legg Mason Partners Trust II (formerly Smith Barney Trust II), as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from April 3, 2002 (commencement of operations) through October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Capital Preservation Fund, as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and the period from April 3, 2002 through October 31, 2002, in conformity with U.S. generally accepted accounting principles.
New York, New York
December 27, 2006

Legg Mason Partners Capital Preservation Fund 2006 Annual Report      35

Board Approval of Management and Subadvisory Agreements (unaudited)
At a meeting held in person on June 19, 2006 the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved new subadvisory agreements between the Manager and ClearBridge Advisors, LLC (formerly known as CAM North America, LLC) and Batterymarch Financial Management, Inc. (the “Subadvisers”) (the “New Subadvisory Agreements”). The New Management Agreement and the New Subadvisory Agreements replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreements, the Board, including the Independent Board Members, considered the factors discussed below, among other things.
   The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadvisers the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.
   The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadvisers under the New Subadvisory Agreements. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadvisers took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadvisers and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadvisers and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreements were acceptable.
   The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the

36     Legg Mason Partners Capital Preservation Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)
methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark.
   The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadvisers in light of the nature, extent and quality of the management services expected to be provided by the Subadvisers. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadvisers. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreements.
   The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro-forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.
   In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreements.
   The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreements were being entered into in connection with an internal reorganization within Legg Mason that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially

Legg Mason Partners Capital Preservation Fund      37

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)
identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.
   In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreements. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or either Subadvisers were present.

38     Legg Mason Partners Capital Preservation Fund

Additional Information (unaudited)
Information about Trustees and Officers
The business and affairs of the Legg Mason Partners Capital Preservation Fund (formerly known as Smith Barney Capital Preservation Fund) (the “Fund”) are managed under the direction of the Fund’s Board of Trustees of the Legg Mason Partners Trust II (formerly known as Smith Barney Trust II). Information pertaining to the Trustees and certain Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

				Number of	Other Board
		Term of		Portfolios	Memberships
		Office* and	Principal	in Fund	Held by
	Position(s)	Length of	Occupation(s)	Complex	Trustee
	Held with	Time	During Past	Overseen by	During Past
Name, Address and Birth Year	Fund	Served	Five Years	Trustee	Five Years

Non-Interested Trustees:
Elliot J. Berv c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	37	Board Member American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Legg Mason Partners Capital Preservation Fund      39

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of		Portfolios	Memberships
		Office* and	Principal	in Fund	Held by
	Position(s)	Length of	Occupation(s)	Complex	Trustee
	Held with	Time	During Past	Overseen by	During Past
Name, Address and Birth Year	Fund	Served	Five Years	Trustee	Five Years

Donald M. Carlton c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); Member of the Management Committee, Signature Science (research and development) (since 2000)	37	Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); Formerly, Director, Valero Energy (petroleum refining) (since 2003)

A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2001); Formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); Formerly, Special Adviser to the President, Texas A&M University (2002- 2003); Formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	37	None

40     Legg Mason Partners Capital Preservation Fund

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of		Portfolios	Memberships
		Office* and	Principal	in Fund	Held by
	Position(s)	Length of	Occupation(s)	Complex	Trustee
	Held with	Time	During Past	Overseen by	During Past
Name, Address and Birth Year	Fund	Served	Five Years	Trustee	Five Years

Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); Formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	37	None

Legg Mason Partners Capital Preservation Fund      41

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of		Portfolios	Memberships
		Office* and	Principal	in Fund	Held by
	Position(s)	Length of	Occupation(s)	Complex	Trustee
	Held with	Time	During Past	Overseen by	During Past
Name, Address and Birth Year	Fund	Served	Five Years	Trustee	Five Years

Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); Formerly Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); Formerly Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); Formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	37	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); Formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	37	None

42     Legg Mason Partners Capital Preservation Fund

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of		Portfolios	Memberships
		Office* and	Principal	in Fund	Held by
	Position(s)	Length of	Occupation(s)	Complex	Trustee
	Held with	Time	During Past	Overseen by	During Past
Name, Address and Birth Year	Fund	Served	Five Years	Trustee	Five Years

Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	37	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	37	None

Legg Mason Partners Capital Preservation Fund      43

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of		Portfolios	Memberships
		Office* and	Principal	in Fund	Held by
	Position(s)	Length of	Occupation(s)	Complex	Trustee
	Held with	Time	During Past	Overseen by	During Past
Name, Address and Birth Year	Fund	Served	Five Years	Trustee	Five Years

Interested Trustee:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	Trustee Consulting Group Capital Markets Fund

44     Legg Mason Partners Capital Preservation Fund

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of		Portfolios	Memberships
		Office* and	Principal	in Fund	Held by
	Position(s)	Length of	Occupation(s)	Complex	Trustee
	Held with	Time	During Past	Overseen by	During Past
Name, Address and Birth Year	Fund	Served	Five Years	Trustee	Five Years

Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

Legg Mason Partners Capital Preservation Fund      45

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of		Portfolios	Memberships
		Office* and	Principal	in Fund	Held by
	Position(s)	Length of	Occupation(s)	Complex	Trustee
	Held with	Time	During Past	Overseen by	During Past
Name, Address and Birth Year	Fund	Served	Five Years	Trustee	Five Years

John Chiota Legg Mason 300 First Stamford Plaza 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti- Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.
46     Legg Mason Partners Capital Preservation Fund

Important Tax Information (unaudited)
The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2006:

Record Date:	12/8/2005
Payable Date:	12/9/2005

Ordinary Income:
Qualified Dividend Income for Individuals	9.29%

Dividends Qualifying for the Dividends Received Deduction for Corporations	8.93%

Interest from Federal Obligations*	94.31%

*	The Fund has met the quarterly asset requirement for California, Connecticut and New York resident shareholders.
The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.
Please retain this information for your records.
Legg Mason Partners Capital Preservation Fund      47

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Legg Mason Partners Capital Preservation Fund

TRUSTEES
Elliott J. Berv Donald M. Carlton A. Benton Cocanougher Mark T. Finn R. Jay Gerken, CFA Chairman Stephen Randolph Gross Diana R. Harrington Susan B. Kerley Alan G. Merten R. Richardson Pettit

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISERS
Batterymarch Financial Management, Inc.
ClearBridge Advisors, LLC

DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC
PFS Investments Inc.

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
PFPC Inc. 4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Capital Preservation Fund.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

© 2006 Legg Mason
Investor Services, LLC
Member NASD, SIPC

FD02664 12/06 SR06-207

Legg Mason Partners
Capital Preservation Fund

The Fund is a separate investment fund of the Legg Mason Partners Trust II, a Massachusetts business trust.

LEGG MASON PARTNERS CAPITAL PRESERVATION FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Steven Gross, a member of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the audit committee financial expert. Mr. Gross is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. Principal Accountant Fees and Services
a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending October 31, 2005 and October 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,000 in 2005 and $119,000 in 2006.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $511 in 2006. These services completed in the 2006 Reporting Period, consisted of procedures performed by PwC in correlation with the billing for time incurred in connection with KPMG workpaper review.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Trust II (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $12,000 in 2005 and $8,096 in

2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of October 31, 2006, KPMG has not billed the Registrant for any Tax Services rendered.
There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.
All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Trust II requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public

Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Smith Barney Trust II, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.
(f) N/A
(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Smith Barney Trust II, requiring pre-approval by the Audit Committee for the year ended October 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.
Non-audit fees billed by PwC for services rendered to Smith Barney Trust II and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Trust II during the reporting period was $2.7 million for the year ended October 31, 2005.
Non-audit fees billed by KPMG for services rendered to Smith Barney Trust II and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Trust II during the reporting period was $75,000 and $0 for the years ended October 31, 2005 and October 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Smith Barney Trust II’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Trust II or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Trust II

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Legg Mason Partners Trust II
Date: January 8, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Legg Mason Partners Trust II
Date: January 8, 2007

By:	/s/ Frances M. Guggino Frances M. Guggino Chief Financial Officer of Legg Mason Partners Trust II
Date: January 8, 2007